UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006
                                                 (October 8, 2006)
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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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          Kansas                   1-04721                  48-0457967
 (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


      2001 Edmund Halley Drive, Reston, Virginia             20191
       (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

     This current report on Form 8-K/A updates information provided on a Form 8-K dated October 8, 2006 and filed on October 10, 2006 in which Sprint Nextel Corporation (the "Company") reported the appointment of Robert R. Bennett to its Board of Directors. On December 12, 2006, the Board appointed Mr. Bennett to serve on both the Audit and Finance Committees. Mr. Bennett will serve as the Chairman of the Finance Committee.

Item 8.01 Other Events.

     The Board also named President and Chief Executive Officer Gary D. Forsee to serve as the Company's Chairman. As previously announced, Timothy M. Donahue is retiring from his position as Executive Chairman at the end of this month. A copy of the press release issued by the Company on December 12, 2006 announcing Mr. Forsee's appointment is included as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed with this report:

Exhibit No.     Description

99              Press release dated December 12, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: December 13, 2006               By:  /s/ Michael T. Hyde
                                           Michael T. Hyde
                                           Assistant Secretary

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                                 EXHIBIT INDEX

Number          Exhibit

99              Press release dated December 12, 2006.